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EXHIBIT 32.2

                                  CERTIFICATION

In connection with the Quarterly Report on Form 10-Q of MAI Systems Corporation (the Company) for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James D. Dolan, Chief Financial and Operating Officer of the Company, certify pursuant to 18 U.
S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      Date: August 14, 2003        By: /s/ James W. Dolan
                                      ------------------------------------------
                                           James W. Dolan
                                           Chief Financial and Operating Officer